SECURITY AND PLEDGE AGREEMENT
                          dated as of December 3, 1997

                                      among

                       WESTERN PACIFIC AIRLINES, INC., as
                         Debtor and Debtor-in Possession

                                       and

                          ENERGY MANAGEMENT CORPORATION

                                       and

                       SUNDANCE VENTURE PARTNERS, L.P. II,

                                   as Lenders

                                TABLE OF CONTENTS


                                                                           PAGE

ARTICLE I  DEFINITIONS.......................................................3
  Section 1.1  DEFINITIONS...................................................3
ARTICLE II  COLLATERAL.......................................................6
  Section 2.1  SECURITY INTEREST IN THE COLLATERAL...........................6
ARTICLE III  REPRESENTATIONS AND WARRANTIES..................................9
  Section 3.1  REPRESENTATIONS AND WARRANTIES................................9
ARTICLE IV  CASH PROCEEDS OF COLLATERAL.....................................11
  Section 4.1  COLLATERAL ACCOUNT...........................................11
  Section 4.2  PROCEEDS OF ACCOUNTS.........................................11
ARTICLE V  FURTHER ASSURANCES; REMEDIES.....................................11
  Section 5.1  FURTHER ASSURANCES; REMEDIES.................................11
  Section 5.2  DELIVERY AND OTHER PERFECTION................................11
  Section 5.3  PRESERVATION OF RIGHTS.......................................12
  Section 5.4  SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL............12
  Section 5.5  EVENTS OF DEFAULT, ETC.......................................13
  Section 5.6  DEFICIENCY...................................................15
  Section 5.7  REMOVALS, ETC................................................15
  Section 5.8  APPLICATION OF PROCEEDS......................................15
  Section 5.9  ATTORNEY-IN-FACT.............................................16
  Section 5.10  PERFECTION..................................................16
  Section 5.11  TERMINATION.................................................16
  Section 5.12  EXPENSES AND INDEMNITIES....................................16
  Section 5.13  FURTHER ASSURANCES..........................................17
  Section 5.14 RELEASES.....................................................17
  Section 5.15 OTHER FINANCING STATEMENTS AND LIENS.........................17
ARTICLE VI  MISCELLANEOUS...................................................17
  Section 6.1  NO WAIVER....................................................17
  Section 6.2  NOTICES......................................................17
  Section 6.3  AMENDMENTS, ETC..............................................18
  Section 6.4  SUCCESSORS AND ASSIGNS.......................................18
  Section 6.5  CAPTIONS.....................................................18
  Section 6.6  COUNTERPARTS.................................................18
  Section 6.7  GOVERNING LAW................................................18
  Section 6.8  SEVERABILITY.................................................18




ANNEXES

Annex 1.....Pledged Stock
Annex 2.....Aircraft Leasehold Interests
Annex 3.....Aircraft Order Positions
Annex 4.....Locations
Annex 5.....List of Copyrights
Annex 6.....List of Patents
Annex 7.....List of Trade Names

                          SECURITY AND PLEDGE AGREEMENT


          SECURITY AND PLEDGE AGREEMENT, dated as of December 3, 1997 by and among WESTERN PACIFIC AIRLINES, INC., (the "BORROWER"), a Delaware corporation and a debtor and debtor-in-possession, ENERGY MANAGEMENT CORPORATION, a Colorado corporation, and SUNDANCE VENTURE PARTNERS, L.P. II, a Delaware limited partnership (each, a "LENDER" and collectively, the "LENDERS").

                            W I T N E S S E T H :

          WHEREAS, the Borrower and the Lenders have entered into a Credit Agreement (as amended and in effect from time to time, the "Credit Agreement"), dated as of December 3, 1997, pursuant to which the Lenders have agreed to provide the Borrower with a $30,000,000 multiple draw term loan facility, and upon the terms and subject to the conditions set forth therein, the Lenders have agreed to provide such facility;

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Borrower shall have executed and delivered to the Lenders a Security and Pledge Agreement in substantially the form hereof;

          NOW THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make the Loans, the Borrower hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1. 1 DEFINITIONS. All terms used in this Agreement that are not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of the terms defined:

          "ACCOUNTS" shall have the meaning assigned to that term in Section 2.1(h) hereof.

          "AGREEMENT" shall mean this Security and Pledge Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "AIRCRAFT LEASEHOLDS" shall mean all leases or other agreements under which the Borrower holds a leasehold interest in aircraft.

          "AIRCRAFT ORDER POSITION" shall mean any firm commitment or option entered into by the Borrower to purchase Flight Equipment from one or more manufacturers, including the position the Borrower holds for delivery of such Flight Equipment VIS A VIS other Persons that also hold delivery positions for Flight Equipment of the same type.

          "COLLATERAL"  shall  have the  meaning  assigned  to that  term  under
Section 2.1 hereof.

          "COLLATERAL  ACCOUNT" shall have the meaning  assigned to that term in
Section 4.1 hereof.

          "CONTRACTS" shall mean all contracts and leases between the Borrower and one or more additional parties including, but not limited to, Aircraft Order Positions and contracts, if any, for the sale, lease or other disposition by the Borrower or of any of its property.

          "CONTRACT RIGHTS" shall mean all rights of the Borrower under each Contract (including, without limitation, (i) all right to receive moneys due or to become due under or pursuant to all Contracts, (ii) all rights to terminate, and to perform under, all Contracts, compel performance and otherwise exercise all remedies under all Contracts, including, but not limited to, rights to indemnification, and (iii) all rights to any payments, distributions or proceeds the Borrower from time to time in connection with, or with respect to, the Borrower's interest in any Person or any partnership or joint venture agreement to which the Borrower is or may hereafter be a party).

          "COPYRIGHTS" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "DOCUMENTS" shall have the meaning assigned to that term in Section 2.1(n) hereof.

          "EQUIPMENT" shall have the meaning assigned to that term under Section 2.1(l) hereof.

          "FLIGHT EQUIPMENT" shall mean any aircraft, aircraft engine, aircraft simulator or Spare Parts for the foregoing.

          "GATES" shall mean all of the rights, title, interests and privileges of the Borrower in all airline passenger ground facilities at airports, including, without limitation, gates, associated passenger loading bridges, baggage handling and sortation equipment, baggage conveyors, ticket and service counters and associated back office space.

          "GOVERNMENTAL AUTHORITY" shall mean (i) any government or political subdivision thereof, whether foreign or domestic, national, state, county, municipal or regional or any other government authority, (ii) any agency or other instrumentality of any such government, political subdivision or other governmental entity (including any central bank or comparable agency), (iii) any court, arbitral tribunal or arbitrator and (iv) any non-governmental regulating body, to the extent that the rules, regulations or orders of such body have the force of law.

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

          "INTELLECTUAL PROPERTY" shall mean, collectively, all Copyrights, all Patents and all Trademarks, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Borrower; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above.

          "ISSUERS" shall mean, collectively, the Subsidiaries of the Borrower identified on Annex 1 hereto under the caption "ISSUER" and any other corporation that is or becomes a Subsidiary of the Borrower at any time on or after the date of this Agreement.

          "INSTRUMENTS" shall have the meaning assigned to that term in Section 2.1(i) hereof.

          "INVENTORY" shall have the meaning assigned to such term in Section 2.1(j) hereof.

          "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership, having a fair market value in excess of [$40,000].

          "PATENTS" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "PLEDGED  STOCK"  shall  have the  meaning  assigned  to such  term in
Section 2.1(a) hereof.

          "ROUTES" shall mean all of the rights, title, interests and privileges held by the Borrower or its Subsidiaries in the international route authorities issued to the Borrower or any of its Subsidiaries by the United States
Department of Transportation, a similar regulatory authority established in replacement thereof, or a predecessor agency.

          "SPARE PARTS" shall mean all "spare parts," as defined in the Federal Aviation Act of 1958.

          "STOCK  COLLATERAL"  shall have the  meaning  assigned to such term in
Section 2.1(a) hereof.

          "TRADEMARKS" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                                   ARTICLE II

                                   COLLATERAL

          Section 2. 1 SECURITY INTEREST IN THE COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby pledges, grants and assigns to the Lenders a lien and security interest in all right, title and interest of the Borrower in the following property, whether now owned by the Borrower or hereafter acquired, and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

               ( a) the shares of capital stock of each Issuer represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of each Issuer, now or hereafter owned by the Borrower, in each case, together with the certificates representing the same (collectively, the "Pledged Stock");

               ( b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

               ( c) without affecting the obligations of the Borrower under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving business entity, all shares of each class of the capital stock of the successor business entity (unless such successor business entity is the Borrower) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

               ( d) proceeds of any kind resulting from any disposition of any Aircraft Leasehold, including proceeds in respect of any assumption and assignment of any Aircraft Leasehold, and including but not limited to any consideration payable by assignees to the Borrower for the right to obtain the assignment or any reimbursement to the Borrower of security deposits or maintenance reserves resulting from the assignee's assumption and performance of the obligation to pay such deposits or reserves;

               ( e) all Routes;

               ( f) all Gates;

               ( g) all Aircraft Order Positions;

               ( h) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Borrower under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Borrower and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

               ( i) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Borrower evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "INSTRUMENTS");

               ( j) all inventory (as defined in the Uniform Commercial Code) of the Borrower, including Motor Vehicles held by the Borrower for lease (including lease to Subsidiaries of the Borrower), fuel, tires and other spare parts, including Spare Parts, all goods obtained by the Borrower in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "INVENTORY");

               ( k) all other accounts or general intangibles of the Borrower not constituting Accounts;

               ( l) all equipment (as defined in the Uniform Commercial Code) of the Borrower, including all Flight Equipment and all Motor Vehicles (herein collectively called "EQUIPMENT");

               ( m) each contract and other agreement of the Borrower relating to the sale or other disposition of Inventory or Equipment;

               ( n) all documents of title (as defined in the Uniform Commercial
Code) or other receipts of the Borrower covering, evidencing or representing Inventory or Equipment (herein collectively called "DOCUMENTS");

               ( o) all rights, claims and benefits of the Borrower against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Borrower, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

               ( p) all Contracts, together with all Contract Rights;

               ( q) the balance from time to time in the Collateral Account;

               ( r) all Intellectual Property, other than non-assignable rights owned by the Borrower or any of its Subsidiaries under licenses whose ownership is solely incidental to the commercial activities of the Borrower and its Subsidiaries;

               ( s) any Avoidance Actions;

               ( t) all other property of the Borrower's estate (within the meaning of the Bankruptcy Code), including all rights of payment arising pursuant to the provisions of the Bankruptcy Code; and

               ( u) all other tangible and intangible personal property and fixtures of the Borrower, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Borrower described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Borrower in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower; but excluding any right, title and interest of the Borrower in, to or under any Collateral (the "EXCLUDED PROPERTY") to the extent the security interest created hereby or an assignment as security of all or part of the Borrower's right, title or interest in, to or under such Excluded Property would breach, violate or cause a default (which would not be excused or permissible under the relevant provisions of the Bankruptcy Code or by entry of the Final Order or Interim Order, as the case may be) under any Contract, Instrument or Aircraft Leasehold to which the Borrower is a party or by which it is bound relating to such Excluded Property (it being understood, however, that the proceeds of Excluded Property shall not be excluded from the Collateral). Without limiting the Borrower's obligations under the Credit Agreement with respect to such matters, the foregoing grant of a security interest in and of itself shall not be deemed (i) to constitute, require or prevent the assumption of any obligation in the Chapter 11 Case or (ii) to prohibit the rejection of any obligation in the Chapter 11 Case. Anything herein contained to the contrary notwithstanding, the Borrower shall remain liable under any agreements, Contracts, Instruments or Aircraft Leaseholds referred to in this Section 2 and to perform all of its respective obligations thereunder, all in accordance with the respective terms and provisions thereof, but subject to the relevant provisions of the Bankruptcy Code, and the Lenders shall have no obligation or liability under any of the aforementioned agreement by reason of or arising out of the foregoing grant, nor shall any Lender be required or obligated in any manner to perform or fulfill any obligation of the Borrower pursuant thereto, or to make any payment, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to Lender or to which it may be entitled at any time. However, the Majority Lenders shall, at their option, have the right, but not the obligation, to cure any defaults under any such agreements.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          Section 3. 1 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders as of the date hereof as follows:

               ( a) The Borrower is (or will be at the time the Lien created hereby attaches) and will continue to be until all of the Obligations have been satisfied in full the sole legal, beneficial and record owner of the Collateral in which it purports to grant a security interest pursuant to Section 2 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the Liens and security interests in favor of the Lender created or provided for herein, and in the Credit Agreement and the Liens permitted under Section 9.2 of the Credit Agreement, which Liens and security interests constitute first priority perfected Liens and security interests in and to all of such
Collateral, except for the Permitted Liens to which the Lenders' security interest herein is junior and subordinate. There is no financing statement naming the Borrower as debtor (or similar documents or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of the Borrower in any Collateral, except as permitted under Section 9.2 of the Credit Agreement.

               ( b) This Agreement creates a valid first priority security interest in favor of the Lenders in the Collateral, as security for the Obligations, except for Permitted Liens to which the Lender's security interest herein is junior and subordinate. Upon entry of the Interim Order or Final
Order, as the case may be, such security interest is, or in the case of Collateral in which the Borrower obtains rights after the date hereof, will be, a perfected first priority security interest, subject to Permitted Liens. Upon entry of the Interim Order or Final Order, as the case may be, all action necessary or desirable to perfect and protect such security interest has been duly taken.

               ( c) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Stock Collateral in which the Borrower shall hereafter grant a security interest pursuant to Section 2 hereof will be, duly authorized, validly issued, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Issuer, including any restrictions upon the transfer of such Pledged Stock.

               ( d) Annex 1 hereto correctly identifies, as at the date hereof, the Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock, the respective number of shares (and registered owners thereof) represented by each such certificate and the percentage represented thereby of the total issued and outstanding shares of capital stock of such class of stock of the Issuers.

               ( e) Annex 2 hereto sets forth all material Contracts, Aircraft Leaseholds and other material agreements under which the Borrower holds, as of the date of this Agreement, a leasehold or proprietary interest, which Annex shall be updated from time to time promptly after the disposition or acquisition of any such leasehold or proprietary interests.

               ( f) Annex 3 hereto sets forth all agreements creating Aircraft Order Positions in existence as of the date of this Agreement, which Annex shall be updated from time to time promptly after the creation or termination of any agreements creating Aircraft Order Position.

               ( g) Annexes 5, 6 and 7 hereto set forth a complete and correct list of all Copyrights, Patents and Trademarks (other than immaterial rights arising under common law) owned by the Borrower on the date hereof; the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 5, 6 and 7, and all registrations listed in said Annexes 5, 6 and 7 are valid and in full force and effect; the Borrower owns and possesses the right to use all Copyrights, Patents and Trademarks.

               ( h) The chief executive office of the Borrower is located at 2863 S. Circle Drive, Colorado Springs, Colorado 80906.

                                   ARTICLE IV

                           CASH PROCEEDS OF COLLATERAL

          Section 4. 1 COLLATERAL ACCOUNT. At the Majority Lenders' option, there may be established a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Lenders into which there may be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) and any additional amounts deposited by the Borrower from time to time as collateral security for the Obligations. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied in accordance with the terms of the Credit Agreement.

          Section 4. 2 PROCEEDS OF ACCOUNTS. At any time after the occurrence and during the continuance of an Event of Default, the Borrower shall, upon the request of the Majority Lenders, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts directly to the Lenders (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Lenders). In addition to the foregoing, the Borrower agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Borrower shall, upon the request of the Majority Lenders, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Lenders and shall not be commingled with any other funds or property of the Borrower.

                                    ARTICLE V

                          FURTHER ASSURANCES; REMEDIES

          Section 5. 1 FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the security and pledge interest pursuant to Section 2 hereof, the Borrower hereby agrees with each Lender as follows:

          Section 5. 2 DELIVERY AND OTHER PERFECTION. The Borrower shall:

               ( a) if any of the shares, securities, moneys or property required to be pledged by the Borrower under Section 2.1 hereof are received by the Borrower, forthwith either (i) transfer and deliver to either Lender such shares or securities so received by the Borrower (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Lenders, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as either Lender shall deem necessary or reasonably appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a) and (b) of Section
2.1 herein;

               ( b) deliver and pledge to the Lenders any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Majority Lender may request PROVIDED that so long as no Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by the Borrower in the ordinary course of business and the Lenders shall, promptly upon request of the Borrower make appropriate arrangements for making any other Instrument pledged by the Borrower available to the Borrower for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Lenders, against trust receipt or like document);

               ( c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of any Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lenders to exercise and enforce its rights hereunder with respect to such security and pledge interest, including, without limitation, causing any or all of the Stock Collateral to be transferred into the name of the Lenders or their respective nominees;

               ( d) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Lenders may reasonably require in order to reflect the security interests granted by this Agreement; and

               ( e) permit representatives of either Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of either Lender to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral, all in such manner as the Lender may reasonably require.

          Section 5. 3 PRESERVATION OF RIGHTS. Neither Lender shall be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          Section 5. 4 SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL.

               ( a) Stock Collateral.

( i) The Borrower will cause the Stock Collateral to include all of the capital stock in each Issuer, other than in respect of Mountain Air.

( ii) So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement and the other Facility Documents, PROVIDED that the Borrower agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement or any other Facility Document, and each Lender shall execute and deliver to the Borrower or cause to be executed and delivered to the Borrower all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the rights and powers which they are entitled to exercise pursuant to this Section 5.4.

               ( b) Intellectual Property.

                    ( i) For the purpose of enabling the Lenders to exercise rights and remedies under Section 5.5 hereof at such time as the Lenders shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Borrower hereby grants to the Lenders, to the extent assignable without any consent not theretofore obtained, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Borrower, wherever the same may be located.

                    ( ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 9.6 of the Credit Agreement which limit the right of the Borrower to dispose of its property, so long as no Event of Default shall have occurred and be continuing, the Borrower will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property. The exercise of rights and remedies under Section 5.4(b) hereof by the Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Borrower in accordance with the first sentence of this clause (2).

               ( c) EQUIPMENT. The Borrower shall, upon the request of any Lender, deliver to the Lenders originals of the certificates of title or ownership for all Equipment, including Motor Vehicles, covered by a certificate of title owned by the Borrower with the Lenders listed as lienholder, and take such other action as any Lender shall deem appropriate to perfect the security interest created hereunder in all such Equipment.

          Section 5. 5 EVENTS OF DEFAULT, ETC. During any period during which an Event of Default shall have occurred and be continuing, but subject to the relevant provisions of Section 10.3 of the Credit Agreement:

               ( a) the Borrower shall, at the request of any Lender, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lenders and the Borrower, designated in such Lender's request;

               ( b) the Majority Lenders may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

               ( c) each Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as directed by the Majority Lenders as if the Lenders were the sole and absolute owner thereof (and the Borrower agrees to take all such action as may be appropriate to give effect to such right);

               ( d) the Majority Lenders in their discretion may, in their name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

               ( e) foreclose on this agreement and the security interests created thereby, and sell, lease, assign or otherwise dispose of all or any part of the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of either Lender or any of its agents in a public or private sale; and/or

               ( f) provided that an Event of Default has occurred and is continuing, the Majority Lender shall have the following rights:

                    ( i) to direct the Borrower pursuant to Section 365(f) of the Bankruptcy Code to assume and assign any Aircraft Leasehold;

                    ( ii) to direct the Borrower to seek any other consent (other than the consent of the lessor) necessary to the assumption and assignment or the assignment of any Aircraft Leasehold;

                    ( iii) to collect  and retain  any  proceeds  payable to the
Borrower as a result of such disposition of the Aircraft Leasehold, including but not limited to any consideration payable by the assignees to the Borrower for the right to obtain the assignment or any reimbursement to the Borrower of security deposits or maintenance reserves resulting from the assignee's assumption and performance of the obligation to pay such deposits or reserves.

               ( g) Notwithstanding anything herein to the contrary, neither the Borrower nor any of its successors and assigns, including any chapter 11 or chapter 7 trustee for the Borrower, and regardless of whether an Event of Default has occurred and is continuing, shall have the right to reject or terminate any Aircraft Leasehold under Section 365(d) of the Bankruptcy Code or otherwise without the express written consent of the Majority Lenders.

          Section 5. 6 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.5 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Borrower shall remain liable for any deficiency.

          Section 5. 7 REMOVALS, ETC. Without at least 30 days' prior written notice to the Lenders, the Borrower shall not maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at one of the locations identified in Annex 4 hereto under its name or in transit from one of such locations to another or
(ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

          Section 5. 8 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral of the Borrower under Section 5.5 hereof, and any other cash of the Borrower at the time held by the Lender under and in accordance with Section 4 hereof or this Section 5, shall be applied as follows:

            FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including the reasonable out-of-pocket costs and expenses of each Lender and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by either Lenders in connection therewith;

            SECOND, to the payment of the Carve-Out Expenses, in each case equally and ratably in accordance with the respective amounts thereof then due and owing;

            THIRD, to the payment of all other costs and expenses incurred by, or payable to, the Lenders hereunder or under Section 11.4 of the Credit Agreement;

            FOURTH, to the payment in full of all other Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing; and

            FINALLY, to the Borrower, or its successors and assigns, or as the Bankruptcy Court or another court of competent jurisdiction may direct.

            As used in this Section 5, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Borrower or any Issuer of any of the Collateral.

          Section 5. 9 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to any Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 5 and subject to
Section 10.3(a) of the Credit Agreement may take any action and execute any instruments which the Majority Lenders may deem necessary or reasonably advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

          Section 5. 10 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement (or such later date as the Majority Lenders shall request), the Borrower shall (a) file such financing statements and other documents in such offices as any Lender may request to perfect the security interests granted by Section 2.1 hereof and (b) deliver to either Lender all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

          Section 5. 11 TERMINATION. When all the Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Lenders shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower and to be released and canceled all licenses and rights referred to in
Section 5.4(b) hereof. Each Lender shall also execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Lien of this Agreement on the Collateral.

          Section 5. 12 EXPENSES AND INDEMNITIES.

               ( a) The Borrower agrees to reimburse the Lender for all reasonable out-of-pocket expenses of each Lender (including, without limitation, the reasonable fees and expenses of legal counsel) of, or incident to (i) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, (ii) performance by either Lender of any obligations of the Borrower in respect of the Collateral that the Borrower have failed or refused to perform, (iii) any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lenders in respect thereof, by litigation or otherwise, including expenses of insurance, (iv) judicial or regulatory proceedings and (v) the enforcement of this Section 5, and all such expenses shall be Obligations to the Lenders secured under Section 2 hereof.

               ( b) The Borrower agrees to indemnify each Lender from and against any and all claims, losses and liabilities (including, without limitation, the reasonable fees, client charges and other expenses of the Lender's counsel) growing out of or resulting from this Agreement or the enforcement of any of the terms hereof (including, without limitation, the sale of Collateral pursuant to a public or private offering and each and every document produced in furtherance thereof), except claims, losses or liabilities resulting primarily from any Lender's gross negligence or willful misconduct.

          Section 5. 13 FURTHER ASSURANCES. The Borrower agrees that, from time to time upon the written request of any Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

          Section 5. 14 RELEASES. Without limiting the obligations of the Borrower hereunder and under the Credit Agreement, upon the sale, assignment, transfer or other disposition of any property effected in accordance with the Credit Agreement, the Lenders shall, at the Borrower's expense, execute and deliver to the Borrower such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Lien of this Agreement on such property.

          Section 5. 15 OTHER FINANCING STATEMENTS AND LIENS. Except as otherwise permitted under Section 9.2 of the Credit Agreement and except for precautionary financing statements filed with respect to operating leases (as defined in accordance with GAAP) entered into by the Borrower, the Borrower shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Lenders are not named as the sole secured parties.



                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6. 1 NO WAIVER. No failure on the part of any Lender or any agent of such Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Lender or any agent of such Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          Section 6. 2 NOTICES. All notices, requests, consents and demands hereunder shall be made in the manner and at the addresses set forth in Section
11.6 of the Credit Agreement.

          Section 6. 3 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and the Lenders. Any such amendment or waiver shall be binding upon the Lender and the Borrower.

          Section 6. 4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower, including any chapter 11 or chapter 7 trustee for the Borrower, and each Lender (PROVIDED that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of the Lenders).

          Section 6. 5 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 6. 6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 6. 7 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal law of the State of New York, without regard to choice of law provisions thereof.

          Section 6. 8 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lenders order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Security and Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                                    WESTERN PACIFIC AIRLINES, INC.


                                     By:
                                     Title:


                                    ENERGY MANAGEMENT CORPORATION


                                     By:
                                     Title:


                                    SUNDANCE VENTURE PARTNERS, L.P. II

                                     By:  ANDERSON & WELLS COMPANY,
                                            As General Partner


                                     By:
                                     Title:

                                                                        ANNEX 1


                                  PLEDGED STOCK


A.  PLEDGED STOCK

                  CERTIFICATE          REGISTERED
ISSUER                NOS.                OWNER          NUMBER OF SHARES
------                ----                -----          ----------------


[Issuer #1]         _______          ____________        _____ shares of
                                                         [common/preferred]
                                                         stock, [no] par
                                                         value [$________]

[Issuer #2]         _______          ____________        _____ shares of
                                                         [common/preferred]
                                                         stock, [no] par
                                                         value [$________]

[Issuer #3]         _______          ____________        _____ shares of
                                                         [common/preferred]
                                                         stock, [no] par
                                                         value [$________]

[Issuer #4]         _______          ____________        _____ shares of
                                                         [common/preferred]
                                                         stock, [no] par
                                                         value [$________]

[Issuer #5]         _______          ____________        _____ shares of
                                                         [common/preferred]
                                                         stock, [no] par
                                                         value [$________]

                                                                        ANNEX 2




          AIRCRAFT LEASEHOLD INTERESTS AND OTHER MATERIAL CONTRACTS


          [Agreement]              [Aircraft Leasehold Interest(s)]

                                                                        ANNEX 3




                            AIRCRAFT ORDER POSITIONS


      [Agreement]                         [Aircraft Order Position(s)]

                                                                        ANNEX 4




                                LIST OF LOCATIONS

[See Section 5.7]

                                                                        ANNEX 5




               LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                   APPLICATIONS FOR COPYRIGHT REGISTRATIONS


[Complete for each Obligor:]

[NAME OF OBLIGOR]

                        APPLICATION (A) OR                  REGISTRATION OR
TITLE                   REGISTRATION (R) NO.                FILING DATE
-----                   --------------------                -----------

                                                                        ANNEX 6




                     LIST OF PATENTS AND PATENT APPLICATIONS


[Complete for each Obligor:]

[NAME OF OBLIGOR]


              APPLICATION (A) OR                      ISSUE     EXPIRATION
  TITLE       REGISTRATION (R) NO.       COUNTRY       DATE        DATE
  -----       --------------------       -------       ----        ----

                                                                        ANNEX 7




               LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                 TRADEMARK AND SERVICE MARK REGISTRATIONS AND
          APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS



                                 U.S. TRADEMARKS

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                        APPLICATION (A)
                        REGISTRATION (R)                    REGISTRATION
MARK                    OR SERIES NO. (S)                   OR FILING DATE
----                    -----------------                   --------------